UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

 (State or other jurisdiction of incorporation)

0-15536	23-2428543
(Commission file number)	(IRS employer ID)

105 Leader Heights Road, PO Box 2887, York, Pennsylvania	17405-2887
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – 717-747-1519

N/A

(Former name, address and fiscal year, if changed since last report.)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2020, the Board of Directors of Codorus Valley Bancorp, Inc. (the “Company”) amended Section 2.1 of Article 2 of the Company’s bylaws and Section 3.1 of Article 3 of the Company’s bylaws to add language to permit holding meetings of shareholders by means of internet or other electronic communications technology and to provide that the presence or participation by a shareholder at a meeting of shareholders, including voting and taking other action by electronic means, including the internet, will constitute the presence of, or vote or action by, the shareholder at the meeting for the purpose of establishing a quorum.

The amendments to the Company’s bylaws are attached hereto as Exhibit 3.1.

Item 8.01	Other Events.

On April 20, 2020, the Company issued a press release announcing that, due to the emerging health concerns relating to the coronavirus (COVID-19) pandemic, the previously scheduled annual meeting of shareholders on May 19, 2020 will now be held as a virtual meeting. Shareholders will not be able to attend the annual meeting in person, but will have the ability to participate in the meeting by virtual means, to vote their shares electronically and to submit their questions during the virtual meeting. Although shareholders will not be able to attend the annual meeting in person, virtual attendance capabilities will provide shareholders the ability to participate and ask questions during the meeting. Additionally, shareholders will be deemed to be "present" if they access the annual meeting through the virtual platform and they will be able to vote their shares at the annual meeting, or revoke or change a previously submitted vote, through the virtual platform.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

3.1	Amendments to Section 2.1 and Section 3.1 of the Company’s bylaws.
99.1	Press release dated April 20, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODORUS VALLEY BANCORP, INC.

Dated: April 20, 2020

	By:	/s/ Larry J. Miller
Larry J. Miller
Chairman, President and Chief Executive Officer (Principal Executive Officer)